TERMINATION AGREEMENT

         AGREEMENT made this 28th day of April, 2000, by and among R-TEC TECHNOLOGIES, INC. ("R-Tec"); THE THORNHILL GROUP, INC. ("Thornhill"); and STENTON LEIGH CAPITAL CORPORATION ("Stenton Leigh").

                               W I T N E S S E T H

         WHEREAS, R-Tec and Thornhill have previously entered into a Placement Agreement, originally dated September 21, 1999, which was subsequently modified; and

         WHEREAS, the R-Tec and Thornhill wish to terminate the Placement Agreement, save for Section 10 providing for indemnification of certain claims and liabilities; and

         WHEREAS, R-Tec and Stenton Leigh have previously entered into a Consulting Agreement dated September 21, 1999; and

         WHEREAS, the R-Tec and Stenton Leigh wish to terminate the Consulting Agreement, save for Paragraph 8 providing for indemnification of certain claims and liabilities.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, the parties agree as follows:

         1. Within twenty-four (24) hours of the full execution of this Agreement by the parties, R-Tec shall pay to Thornhill the sum of Fifty Thousand Dollars ($50,000) and to Stenton Leigh the sum of Ten Dollars ($10.00) in full satisfaction of all claims for compensation and reimbursement of any type including, without limitation, warrants or options, expense reimbursements (whether accountable or otherwise), rights of first refusal, consultant fees or
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the like, arising out of or in connection with the Placement Agreement and the
Consulting Agreement.

         2. Except for Section 10 of the Placement Agreement and Paragraph 8 of the Consulting Agreement, the Placement Agreement and the Consulting Agreement are hereby terminated and without further force and effect.

R-TEC TECHNOLOGIES, INC.                            THE THORNHILL GROUP, INC.

     /s/ Philip Lacqua                                 /s/Lawrence Isaacson
By:_______________________________                  By:_______________________
      President                                           /s/President & CEO
Title:_____________________________                Title:____________________

Date: 4/28/00                                            4/20/00
____________________________                        Date:_____________________


STENTON LEIGH CAPITAL CORPORATION
   /s/Milton H. Barbarosh
By:_______________________________
       /ceo/
Title:____________________________

Date:4/20/0
___________________________________



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